                            [AIM LOGO APPEARS HERE]


                            AIM TAX-EXEMPT BOND FUND
                            OF CONNECTICUT

                            SEMIANNUAL REPORT
                            SEPTEMBER 30, 1996

AIM TAX-EXEMPT BOND FUND OF CONNECTICUT
For shareholders who seek to earn a high level of current income that is free of both federal and Connecticut taxes.

ABOUT FUND PERFORMANCE DATA THROUGHOUT THIS REPORT:

o The Fund's performance is historical and reflects reinvestment of all distributions. Unless otherwise indicated, Fund results were computed without a sales charge. When sales charges are included, the Fund's performance reflects the 4.75% maximum sales charge.

o The Fund's average annual total return for periods ended 9/30/96 was -0.33% for one year, 5.68% for five years, and 6.59% since the Fund's inception on 10/31/89, when calculated on maximum offering price.

o As of September 30, 1996, the Fund's 30-day distribution rate was 4.87%, when calculated on maximum offering price. The distribution rate is equal to the actual distributions from investment income declared for the prior 30-day period, expressed as an annual percentage. Distribution rates may include daily dividends and short-term capital gains. Unless otherwise indicated, distribution rates shown are based on maximum offering price.

o As of September 30, 1996, the Fund's 30-day yield was 4.53%, when calculated on maximum offering price. The 30-day yield is calculated on the basis of a formula defined by the SEC. The formula is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses and expressed on an annualized basis.

o The taxable-equivalent yield is calculated in the same manner as the 30-day yield with an adjustment for a stated, assumed tax rate.

o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

o The Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any security.

o  Past performance cannot guarantee comparable future results.


ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o Lipper Analytical Services, Inc., is an independent mutual fund performance monitor. The unmanaged Lipper Connecticut Tax-Exempt Municipal Fund Category represents an average of the performance of all Connecticut municipal bond funds tracked by Lipper.

o An investment cannot be made in the indexes listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.


   MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE; AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.


   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                                  A Message from
                                                                    the Chairman


                   Dear Fellow Shareholder:

                   During periods of market volatility, I am reminded of a
                   story. When asked what the market was going to do, J.P.
                   Morgan reportedly replied, "It will fluctuate." Fixed-income investors can certainly agree with that statement: Bond
                   markets have undergone major shifts in momentum at least
  [PHOTO OF        twice in 1996 as investors worried first about the
  Charles T.       possibility of recession and then about rising inflation.
   Bauer,             Those of you who are long-time investors, and those who
 Chairman of       are brand-new shareholders in The AIM Family of
the Board of       Funds--Registered Trademark--, should recognize that
  the Fund,        periods of falling prices in both the stock  and bond
APPEARS HERE]      markets are inevitable. Indeed, we can learn important
                   lessons about  investing in periods of market uncertainty.
                      In our experience, we have observed that the best action
                   to take is to stay focused--not on the market, but on your own long-term goals. The market can change from day to day.
Those who try to "time" the market, over time, tend to be less successful than those who continue to follow a disciplined investment strategy.
   Short-term volatility in financial markets may tempt some investors to liquidate investments regardless of their personal financial objectives. Remember that time is the best medicine for uncertain markets. The market's performance in recent months has been driven by concerns about the possibility of an overheated economy and rising inflation. However, the latest economic data suggest conditions that prompted 1996's strong market performance should continue: corporate earnings are healthy and economic growth is moderate, without significant inflation.
   You may cushion the effects of changing markets and reduce your risk exposure in any one type of security by diversification--spreading your assets across several kinds of investments. Prudent investors maintain a balanced portfolio of stock and bond investments, with due consideration for their personal financial objectives, risk tolerance, and investment time horizon.
   There is one constant you can count on, regardless of changing markets--AIM's commitment to you, our shareholders. At AIM, we take our responsibility to you very seriously in managing a well-conceived and significantly diversified menu of mutual funds. AIM investment management teams provide a blend of skills, education, experience, and maturity that produces a balanced, thoughtful approach to decision-making and quality investment products. Consistent performance, coupled with outstanding customer service and a highly professional staff, has helped AIM build relationships with 3.5 million shareholders.
   As always, we are ready to respond to your questions and comments. Please call one of our representatives at 800-959-4246 if we may be of service. For automated account information 24 hours a day, call the AIM Investor Line toll-free at 800-246-5463.


Respectfully submitted,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman


                        -----------------------------

                            Remember that time is

                              the best medicine

                            for uncertain markets.

                        -----------------------------

========================================
AIM TAX-EXEMPT BOND
FUND OF CONNECTICUT
CURRENT YIELD ADVANTAGE
YIELDS AS OF 9/30/96

10-Year U.S. Treasury Note*       6.70%
30-Year U.S. Treasury Note*       6.92%
Fund 30-day yield,
taxable-equivalent**              7.85%
Fund 30-day distribution rate,
taxable-equivalent**              8.86%

*Government securities, such as U.S.
Treasury bills, notes, and bonds, offer a high degree of safety and are guaranteed as to the timeley payment of principal and interest if held to maturity. Fund shares are not insured, and their value and yield will vary with market conditions. **Taxable-equivalent yields were adjusted for Connecticut and the highest marginal tax rate for federal income taxes of 4.50% and 39.6%, respectively.

========================================

THE MANAGERS' OVERVIEW
VOLATILE MARKETS
CHALLENGE INVESTORS

A roundtable discussion with the Fund management team for AIM Tax-Exempt Bond Fund of Connecticut for the six-month reporting period ended September 30, 1996.

--------------------------------------------------------------------------------

Q: HOW DID AIM TAX-EXEMPT BOND FUND OF CONNECTICUT PERFORM DURING THE REPORTING
   PERIOD?

A: The Fund continued to deliver attractive tax-exempt current income. As of September 30, 1996, the Fund's 30-day distribution rate was 5.11%, when calculated on net asset value. For Connecticut residents, the taxable-equivalent on the distribution rate on net asset value was 8.86%, when adjusted for the combined highest marginal federal and Connecticut state tax rates. Net assets in the Fund stood at $38 million as of September 30, 1996, and net asset value per share was $10.80.
      It was a difficult period for fixed-income investors, and that accounted for the Fund's total return of 2.50% for the period, which tracked the 2.81% total return for the Lipper Connecticut Tax-Exempt Municipal Fund Category.

Q. WHAT WERE BOND-MARKET CONDITIONS LIKE DURING THE PAST SIX MONTHS?

A: Uncertainty dominated the bond markets as investors became concerned that rapid economic growth would accelerate inflation. The rate of growth of the gross domestic product (GDP) rose to 2.0% in the first quarter of 1996 and 4.7% in the second quarter, its highest level since late 1994. The primary concern was that the Federal Reserve Board would nudge interest rates higher to slow economic growth and forestall inflation. That drove most bond yields higher--and prices lower--during most of the reporting period. However, economic reports suggested that inflation was not threatening. When the Fed met in July, August, and September, it left interest rates unchanged each time.

Q: HOW DID MUNICIPAL SECURITIES PERFORM DURING THE REPORTING PERIOD?

A: Municipal securities fared a little better than U.S. Treasury securities.
   The yield spread between long municipal securities and long U.S. Treasuries fell to roughly 75% from the normal range of 80% to 85%. The principal factor cushioning the municipal market continues to be the decline in new issue supply. We observed a significant level of refundings, particularly in June and July, and that has removed a lot of bonds from the marketplace. The resulting relative scarcity in supply helped cushion prices on municipal securities, and they tended to decline less than U.S. Treasury securities in the volatile interest rate environment.

Q: GIVEN MARKET CONDITIONS, WHAT WAS YOUR STRATEGY FOR THE FUND DURING
   THE PERIOD?

A: The Fund maintained attractive yield levels thanks to its relatively large weighting in higher-coupon premium bonds with excellent call protection. That was important, given that municipal issuers have taken advantage of lower interest rates to refinance debt, which reduces the market yields available to investors. We also looked for undervalued bonds with higher yields to enhance the Fund's income level while preserving safety of principal.
      Of the 62 holdings in the Fund as of September 30, 1996, 82% was invested in revenue bonds and 18% in general obligation bonds. At the end of the reporting period, the Fund had a weighted average maturity of 11.9 years and a duration of 4.4 years. Funds with shorter maturities and duration tend to be less sensitive to market fluctuations.

      The Fund maintained its strategy of investing in quality issues. As of September 30, 1996, approximately 33% of the portfolio's holdings were securities rated AAA, and 85% of the portfolio was rated A or better. Credit-enhanced securities, which are backed by insurance or escrowed with U.S. Treasuries, comprised about 30% of the portfolio. The Fund also was managed for tax-efficiency.

      The Fund has an average portfolio quality rating of AA as measured by Standard & Poor's Corporation (S&P) and Moody's Investor Service (Moody's), two widely known credit rating agencies. S&P and Moody ratings are historical and are based on analysis of the credit quality of the individual municipal securities in the Fund's portfolio.

Q: WHAT IS "TAX EFFICIENCY"?

A: "Efficiency" for a tax-exempt fund refers to its ability to create distributions that are free from federal income taxes and capital gains taxes. To manage the Fund for tax efficiency, we avoid transactions that will result in capital gains which are not offset by losses. Since its inception on October 3, 1989, AIM Tax-Exempt Bond Fund of Connecticut distributions have been 99% efficient.

Q: WHAT ARE YOUR EXPECTATIONS FOR THE COMING MONTHS?

A: Mounting evidence that the U.S. economy is growing reasonably and that inflation pressures remain modest has calmed investor concerns, at least for the near term. Recent reports show that GDP slowed to 2.2% in the third quarter from 4.7% in the second quarter. The continued pace of economic growth is the key. Many analysts and the Fed as well anticipate that the economy will continue to slow in the months ahead.

Q: HOW LIKELY IS TAX REFORM?

A: We don't believe tax reform will be a factor in the future for several reasons. First, there are no tax-reform bills under consideration by Congress. If a bill is presented, we anticipate that lobbying groups will muster an all-out assault on it. Second, the reform most mentioned--a flat tax--actually may result in many lower- and middle-income workers paying higher taxes--hardly a favorable outcome. Third, we think it unlikely that the federal government will raise taxes at the same time it is shifting more of the spending burden to the states.

PORTFOLIO COMPOSITION (as of 9/30/96)

Top 5 Bond Holdings                           ===============================
                                              NUMBER OF HOLDINGS   62
1. Connecticut St. Dev. Auth. Poll 7.25%
   (10/15/15)                                 GENERAL OBLIGATION   18%

2. Guam Airport Auth. Rev. 5.00%              REVENUE              82%
   (10/01/96)
                                              CREDIT ENHANCED      30%
3. Connecticut St. Special Tax Obligation
   6.50% (10/01/12)                           AMT                  11%

4. Connecticut St. Health & Education         AVERAGE MATURITY     11.9 YEARS
   6.875% (07/01/09)
                                              DURATION              4.4 YEARS
5. Connecticut State Special Tax Obligation =============================== 6.80% (06/01/03)

  Fund holdings are subject to change and there is no assurance the Fund will continue to hold any security.

                        -------------------------------
                             Since its inception

                             on October 3, 1989,

                             AIM Tax-Exempt Bond

                             Fund of Connecticut

                           distributions have been

                              99% tax-efficient.
                        -------------------------------

Financials

SCHEDULE OF INVESTMENTS

September 30, 1996
(Unaudited)

                                                           RATING(a)                   MARKET
                                                          S&P   MOODY'S    PAR          VALUE
MUNICIPAL OBLIGATIONS-98.27%

EDUCATION-11.59%

Connecticut Health and Education Facilities Authority
  (Fairfield University); Series F RB
  6.875%, 07/01/09                                       BBB+   Baa1    $1,475,000   $ 1,552,806
------------------------------------------------------------------------------------------------
Connecticut Health and Education Facilities Authority
  (Quinnipiac College); RB
  4.90%, Series D, 07/01/98                              BBB-   -          150,000       148,976
------------------------------------------------------------------------------------------------
  7.25%, Series 1989 B, 07/01/99(b)(c)                   AAA    NRR        450,000       491,368
------------------------------------------------------------------------------------------------
Connecticut Regional School District No. 5;
  Series 1992 GO
  6.00%, 03/01/12(d)                                     AAA    Aaa        335,000       348,155
------------------------------------------------------------------------------------------------
Connecticut Regional School District No. 5
  (Towns of Bethany, Orange and Woodbridge); 1993
  Issue GO
  5.50%, 02/15/07(d)                                     AAA    Aaa        500,000       512,675
------------------------------------------------------------------------------------------------
Connecticut State Higher Education Supplemental
  Loan Authority (Family Education Loan
  Program); Series 1990 A RB
  7.50%, 11/15/10(e)                                     -      A1       1,285,000     1,348,466
------------------------------------------------------------------------------------------------
                                                                                       4,402,446
------------------------------------------------------------------------------------------------

ELECTRIC-4.52%

Connecticut Development Authority (New England Power
  Co.); Series 1985 Fixed Rate PCR
  7.25%, 10/15/15                                        A+     A1       1,600,000     1,716,416
------------------------------------------------------------------------------------------------

GENERAL OBLIGATION-11.12%

Bridgeport (Town of), Connecticut; Series A Unlimited
  GO
  6.00%, 09/01/06(d)                                     AAA    Aaa        500,000       533,040
------------------------------------------------------------------------------------------------
Brooklyn (City of), Connecticut; Unlimited Tax GO
  5.50%, 05/01/06(d)                                     AAA    Aaa        250,000       256,348
------------------------------------------------------------------------------------------------
  5.70%, 05/01/08(d)                                     AAA    Aaa        250,000       257,800
------------------------------------------------------------------------------------------------
Chester (Town of), Connecticut; Series 1989 GO
  7.00%, 10/01/05                                        -      A          190,000       202,846
------------------------------------------------------------------------------------------------
Connecticut (State of); Series 1991 A GO
  6.75%, 03/01/01(b)(c)                                  NRR    NRR        480,000       527,592
------------------------------------------------------------------------------------------------
Connecticut (State of) (General Purpose Public
  Improvement); GO
  6.75%, Series 1991 A, 03/01/01(b)(c)                   NRR    NRR        200,000       219,830
------------------------------------------------------------------------------------------------
  6.50%, Series 1992 A, 03/15/02(b)(c)                   NRR    NRR        300,000       329,583
------------------------------------------------------------------------------------------------
Mansfield (City of), Connecticut; Series 1990 GO
  6.00%, 06/15/07                                        -      A1         100,000       105,484
------------------------------------------------------------------------------------------------
  6.00%, 06/15/08                                        -      A1         100,000       104,526
------------------------------------------------------------------------------------------------
  6.00%, 06/15/09                                        -      A1         100,000       105,265
------------------------------------------------------------------------------------------------
New Britain (City of), Connecticut; Series 1992
  Various Purpose GO
  6.00%, 02/01/11(d)                                     AAA    Aaa        400,000       419,208
------------------------------------------------------------------------------------------------

                                                                   Financials

                                                           RATING(a)                   MARKET
                                                          S&P   MOODY'S    PAR          VALUE
GENERAL OBLIGATION-Continued

North Canaan (City of), Connecticut;
  Series 1991 GO
  6.50%, 01/15/08                                        -      A       $  125,000   $   136,714
------------------------------------------------------------------------------------------------
  6.50%, 01/15/09                                        -      A          125,000       136,276
------------------------------------------------------------------------------------------------
  6.50%, 01/15/10                                        -      A          125,000       136,288
------------------------------------------------------------------------------------------------
  6.50%, 01/15/11                                        -      A          125,000       136,205
------------------------------------------------------------------------------------------------
Somers (City of), Connecticut; Series 1990 Various
  Purpose GO
  6.00%, 12/01/10                                        -      A1         190,000       200,011
------------------------------------------------------------------------------------------------
Westbrook (City of), Connecticut; Series 1992 GO
  6.40%, 03/15/10(d)                                     AAA    Aaa        380,000       417,517
------------------------------------------------------------------------------------------------
                                                                                       4,224,533
------------------------------------------------------------------------------------------------

HEALTH CARE-10.70%

Connecticut Health and Education Facilities Authority
  (Bridgeport Hospital); 1992 Series A RB
  6.625%, 07/01/18(d)                                    AAA    Aaa        500,000       533,630
------------------------------------------------------------------------------------------------
Connecticut Health and Education Facilities Authority
  (Capital Asset); Series 1989 B RB
  7.00%, 01/01/00(f)                                     A      A1         200,000       211,698
------------------------------------------------------------------------------------------------
Connecticut Health and Education Facilities Authority
  (Danbury Hospital); 1991 Series E RB
  6.50%, 07/01/14(d)                                     AAA    Aaa        750,000       790,410
------------------------------------------------------------------------------------------------
Connecticut Health and Education Facilities Authority
  (Middlesex Hospital); 1992 Series G RB
  6.25%, 07/01/12(d)                                     AAA    Aaa      1,100,000     1,140,810
------------------------------------------------------------------------------------------------
Connecticut Health and Education Facilities Authority
  (New Britain Memorial Hospital); Series 1991 A RB
  7.75%, 07/01/22                                        BBB-   -          500,000       535,915
------------------------------------------------------------------------------------------------
Connecticut Health and Education Facilities Authority
  (Yale-New Haven Hospital); Series 1990 F RB
  7.10%, 07/01/00(b)(c)                                  AAA    Aaa        775,000       856,770
------------------------------------------------------------------------------------------------
                                                                                       4,069,233
------------------------------------------------------------------------------------------------

HOUSING-14.06%

Connecticut Housing Development Authority
  (Housing Mortgage Finance Program); RB
  7.55%, Series 1990 B-1, 11/15/08                       AA     Aa       1,105,000     1,133,034
------------------------------------------------------------------------------------------------
  7.00%, Series 1991 A-1, 11/15/09                       AA     Aa         450,000       472,262
------------------------------------------------------------------------------------------------
  6.55%, Series 1991 C, Sub-Series C-3, 11/15/13         AA     Aa         310,000       323,023
------------------------------------------------------------------------------------------------
  7.125%, Series 1985 F, 11/15/18                        AA     Aa         190,000       194,005
------------------------------------------------------------------------------------------------
Connecticut (State of) (Housing Mortgage Finance
  Program); RB
  6.00%, Series 1993 E-1, 05/15/17                       AA     Aa         675,000       675,884
------------------------------------------------------------------------------------------------
  6.30%, Series C-1, 11/15/17                            AA     Aa       1,270,000     1,288,694
------------------------------------------------------------------------------------------------
  6.25%, Series C-2, 11/15/18                            AA     Aa         750,000       756,098
------------------------------------------------------------------------------------------------
  6.70%, Series C2, 11/15/22(e)                          AA     Aa         490,000       501,010
------------------------------------------------------------------------------------------------
                                                                                       5,344,010
------------------------------------------------------------------------------------------------

Financials

                                                           RATING(a)                   MARKET
                                                          S&P   MOODY'S    PAR          VALUE
LEASE RENTAL-1.11%

Connecticut (State of) (Middletown Courthouse
  Facilities Project); 1991 Issue Lease-Rental Revenue
  Certificates of Participation
  6.25%, 12/15/10(d)                                     AAA    Aaa     $  400,000   $   421,972
------------------------------------------------------------------------------------------------

RESOURCE RECOVERY-5.95%

Connecticut State Resource Recovery Authority
  (American Ref-Fuel Co.-Southeastern Connecticut
  Project);
  Series 1988 A RB
  8.00%, 11/15/15(e)                                     AA-    Baa1       500,000       541,655
------------------------------------------------------------------------------------------------
Connecticut State Resource Recovery Authority
  (Bridgeport Resco Corp.-Ltd. Partners);
  1985 Issue RB
  8.625%, Project B, 01/01/04                            A      A          670,000       685,109
------------------------------------------------------------------------------------------------
  7.625%, Project A, 01/01/09                            A      A        1,000,000     1,034,390
------------------------------------------------------------------------------------------------
                                                                                       2,261,154
------------------------------------------------------------------------------------------------

TRANSPORTATION-19.14%

Connecticut State Special Tax Obligation
  (Transportation Infrastructure); RB
  5.10%, Series 1992 B, 09/01/99                         AA-    A1       1,000,000     1,013,700
------------------------------------------------------------------------------------------------
  6.80%, Series A, 06/01/03(b)(c)                        NRR    NRR      1,250,000     1,387,225
------------------------------------------------------------------------------------------------
  6.25%, Series 1991 B, 10/01/09                         AA-    A1       1,000,000     1,057,900
------------------------------------------------------------------------------------------------
  6.50%, Series 1991 B, 10/01/10                         AA-    A1         530,000       587,288
------------------------------------------------------------------------------------------------
Connecticut State Special Tax Obligation
  (Transportation Infrastructure Sales and Excise
  Tax); RB
  5.90%, Series 1991 B, 10/01/99                         AA-    A1       1,000,000     1,037,100
------------------------------------------------------------------------------------------------
  6.80%, Series 1989 C, 12/01/99(b)(c)                   AAA    NRR        500,000       543,725
------------------------------------------------------------------------------------------------
  6.50%, Series 1991 B, 10/01/12                         AA-    A1       1,500,000     1,644,750
------------------------------------------------------------------------------------------------
                                                                                       7,271,688
------------------------------------------------------------------------------------------------

WATER & SEWER-8.94%

Connecticut Development Authority (Pfizer Inc.);
  Series 1982 Refunding PCR
  6.55%, 02/15/13                                        AAA    Aaa        250,000       270,443
------------------------------------------------------------------------------------------------
Connecticut Development Authority Water Facility
  (Bridgeport Hydraulic Co. Project); Series 1990
  Refunding RB
  7.25%, 06/01/20                                        A+     -          800,000       864,984
------------------------------------------------------------------------------------------------
Connecticut State Clean Water Fund; Series 1991
  Clean Water RB
  7.00%, 01/01/11                                        AA+    Aa       1,100,000     1,218,767
------------------------------------------------------------------------------------------------
Manchester (City of) Connecticut Eighth Utilities Fire
  District;
  Series 1991 GO
  6.75%, 08/15/06                                        -      A1         180,000       200,277
------------------------------------------------------------------------------------------------
South Central Connecticut Regional Water
  Authority; Eighth Series 1990 A Water System RB
  6.60%, 08/01/00(b)(c)                                  NRR    NRR        250,000       272,005
------------------------------------------------------------------------------------------------
South Central Connecticut Regional Water
  Authority; Series 1988 Water System RB
  6.80%, 08/01/98(b)(c)                                  NRR    NRR        535,000       569,587
------------------------------------------------------------------------------------------------
                                                                                       3,396,063
------------------------------------------------------------------------------------------------

                                                                   Financials

                                                           RATING(a)                   MARKET
                                                          S&P   MOODY'S    PAR          VALUE
MISCELLANEOUS-11.14%

Connecticut Development Authority (Economic
  Development Projects); 1992 Series Refunding Bonds
  6.00%, 11/15/08                                        AA-    Aa      $  500,000   $   521,770
------------------------------------------------------------------------------------------------
Guam (Government of); Series 1995 A GO
  4.90%, 09/01/97                                        BBB    -          500,000       501,390
------------------------------------------------------------------------------------------------
  5.25%, 09/01/99                                        BBB    -          250,000       250,660
------------------------------------------------------------------------------------------------
  5.375%, 09/01/00                                       BBB    -          250,000       250,518
------------------------------------------------------------------------------------------------
Guam (Government of); Series 1994 A GO
  5.50%, 08/15/97                                        BBB    -          500,000       503,830
------------------------------------------------------------------------------------------------
Guam Airport Authority; Series 1993 B RB
  5.00%, 10/01/96(e)                                     BBB    -        1,700,000     1,700,000
------------------------------------------------------------------------------------------------
Puerto Rico Commonwealth (Highway and Transportation
  Authority); Series X RB
  5.20%, 07/01/03                                        A      Baa1       500,000       506,480
------------------------------------------------------------------------------------------------
                                                                                       4,234,648
------------------------------------------------------------------------------------------------
    TOTAL INVESTMENTS-98.27%                                                          37,342,163
------------------------------------------------------------------------------------------------
    OTHER ASSETS LESS LIABILITIES-1.73%                                                  658,117
------------------------------------------------------------------------------------------------
    NET ASSETS-100.00%                                                               $38,000,280
================================================================================================

ABBREVIATIONS:

GO   General Obligation Bonds
NRR  Not re-rated
PCR  Pollution Control Revenue Bonds
RB   Revenue Bonds


NOTES TO SCHEDULE OF INVESTMENTS:

(a) Ratings assigned by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P"). NRR indicates a security that is not re-rated subsequent to funding of an escrow fund (consisting of U.S. Treasury obligations); this funding is pursuant to an advance refunding of the security.
(b) Secured by an escrow fund of U.S. Treasury obligations.
(c) Subject to an irrevocable call or mandatory put. Market value and maturity date reflect such call or put.
(d) Secured by bond insurance.
(e) Security subject to alternative minimum tax.
(f) Secured by a letter of credit.

See Notes to Financial Statements.

Financials

STATEMENT OF ASSETS AND LIABILITIES

September 30, 1996
(Unaudited)

ASSETS:

Investments, at market value (cost $35,633,543)                            $   37,342,163
-----------------------------------------------------------------------------------------
Receivables for:
  Capital stock sold                                                               74,721
-----------------------------------------------------------------------------------------
  Interest                                                                        703,275
-----------------------------------------------------------------------------------------
Investment for deferred compensation plan                                          10,124
-----------------------------------------------------------------------------------------
Other assets                                                                        5,538
-----------------------------------------------------------------------------------------
    Total assets                                                               38,135,821
-----------------------------------------------------------------------------------------

LIABILITIES:

Payables for:
  Amount due to custodian bank                                                      9,124
-----------------------------------------------------------------------------------------
  Deferred compensation                                                            10,124
-----------------------------------------------------------------------------------------
  Dividends                                                                        60,730
-----------------------------------------------------------------------------------------
Accrued advisory fees                                                               4,671
-----------------------------------------------------------------------------------------
Accrued administrative service fees                                                 3,940
-----------------------------------------------------------------------------------------
Accrued distribution fees                                                          23,957
-----------------------------------------------------------------------------------------
Accrued transfer agent fees                                                         2,353
-----------------------------------------------------------------------------------------
Accrued operating expenses                                                         20,642
-----------------------------------------------------------------------------------------
    Total liabilities                                                             135,541
-----------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                                $   38,000,280
=========================================================================================
Capital stock, $.001 par value per share:
  Authorized                                                                1,000,000,000
-----------------------------------------------------------------------------------------
  Outstanding                                                                   3,517,533
=========================================================================================
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE                             $        10.80
=========================================================================================
OFFERING PRICE PER SHARE:
  (Net asset value of $10.80 divided by 95.25%)                            $        11.34
=========================================================================================

See Notes to Financial Statements.

                                                                   Financials

STATEMENT OF OPERATIONS

For the six months ended September 30, 1996
(Unaudited)

INVESTMENT INCOME:

Interest income                                                               $1,140,135
----------------------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                                     96,608
----------------------------------------------------------------------------------------
Custodian fees                                                                     1,793
----------------------------------------------------------------------------------------
Transfer agent fees                                                               11,560
----------------------------------------------------------------------------------------
Directors' fees                                                                    3,058
----------------------------------------------------------------------------------------
Distribution fees                                                                 48,298
----------------------------------------------------------------------------------------
Administrative services fees                                                      23,640
----------------------------------------------------------------------------------------
Other                                                                             25,817
----------------------------------------------------------------------------------------
    Total expenses                                                               210,774
----------------------------------------------------------------------------------------
Less expenses assumed by advisor                                                 (76,344)
----------------------------------------------------------------------------------------
    Net expenses                                                                 134,430
----------------------------------------------------------------------------------------
Net investment income                                                          1,005,705
----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES:

Net realized gain (loss) on sales of investment securities                       (88,064)
----------------------------------------------------------------------------------------
Unrealized appreciation of investment securities                                  41,080
----------------------------------------------------------------------------------------
    Net gain (loss) on investment securities                                     (46,984)
----------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                          $  958,721
========================================================================================

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended September 30, 1996 and the year ended March 31, 1996 (Unaudited)

                                                                  SEPTEMBER 30,    MARCH 31,
                                                                     1996            1996
OPERATIONS:

  Net investment income                                           $ 1,005,705     $ 2,046,631
---------------------------------------------------------------------------------------------
  Net realized gain (loss) on sales of investment securities          (88,064)        (39,012)
---------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities                 41,080         362,769
---------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations              958,721       2,370,388
---------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income             (988,191)     (2,032,807)
---------------------------------------------------------------------------------------------
Net increase (decrease) from capital stock transactions            (1,325,691)        729,185
---------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                          (1,355,161)      1,066,766
---------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                              39,355,441      38,288,675
---------------------------------------------------------------------------------------------
  End of period                                                   $38,000,280     $39,355,441
=============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                      $36,498,131     $37,823,822
---------------------------------------------------------------------------------------------
  Undistributed net investment income                                  22,591           5,077
---------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) on sales of investment
    securities                                                       (229,062)       (140,998)
---------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities                  1,708,620       1,667,540
---------------------------------------------------------------------------------------------
                                                                  $38,000,280     $39,355,441
=============================================================================================

See Notes to Financial Statements.

Financials

NOTES TO FINANCIAL STATEMENTS

September 30, 1996
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Tax-Exempt Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is organized as a Maryland corporation consisting of three separate portfolios; AIM Tax-Exempt Bond Fund of Connecticut, AIM Tax-Exempt Cash Fund and the Intermediate Portfolio. Matters affecting each portfolio are voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the AIM Tax-Exempt Bond Fund of Connecticut (the "Fund"). The investment objective of the Fund is to earn a high level of income free from federal taxes and Connecticut taxes by investing at least 80% of its net assets in municipal bonds and other municipal securities.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuations--Portfolio securities are valued based on market quotations or at fair value determined by a pricing service approved by the Board of Directors, provided that securities with a demand feature exercisable within one to seven days are valued at par. Prices provided by the pricing service represent valuations of the mean between current bid and asked market prices which may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Portfolio securities for which prices are not provided by the pricing service are valued at the mean between the last available bid and asked prices, unless the Board of Directors or its designees determines that the mean between the last available bid and asked prices does not accurately reflect the current market value of the security. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in accordance with methods which are specifically authorized by the Board of Directors. Notwithstanding the above, short-term obligations with maturities of sixty days or less are valued at amortized cost.
B. Securities Transactions and Investment Income--Securities transactions are recorded on a trade date basis. Realized gains and losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and original issue discounts, is recorded as earned from settlement date and is recorded on the accrual basis.
C. Dividends and Distributions to Shareholders--It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly. Net realized capital gains (including net short-term capital gains and market discounts), if any, are distributed annually.
D. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward (which may be carried forward to offset future taxable gains, if any) of $130,061, which expires, if not previously utilized, through the year 2004. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized. In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay to shareholders "exempt interest dividends," as defined in the Internal Revenue Code.

                                                                   Financials

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.50% of the Fund's average daily net assets. AIM will, if necessary, reduce its fee for any fiscal year to the extent required so that the amount of ordinary expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) paid or incurred by the Fund for such fiscal year does not exceed the applicable expense limitations imposed by the state securities regulations in any state in which the Fund's shares are qualified for sale. During the six months ended September 30, 1996, AIM voluntarily waived advisory fees of $76,344.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain costs incurred in providing accounting services to the Fund. During the six months ended September 30, 1996, the Fund reimbursed AIM $23,640 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agent and shareholder services to the Fund. During the six months ended September 30, 1996, the Fund paid AFS $6,608 for such services.
  Under the terms of a master distribution agreement between the Company and the Fund, A I M Distributors, Inc. ("AIM Distributors") acts as the exclusive distributor of the Fund's shares. The Company has also adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") with respect to the Fund, whereby the Fund pays to AIM Distributors compensation at an annual rate of 0.25% of the Fund's average daily net assets. The Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and provides for periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own shares of the Fund. Any amounts not paid as a service fee under such plan would constitute an asset-based sales charge. The Plan also imposes a cap on the total sales charges, including asset-based sales charges, that may be paid by the Fund. During the six months ended September 30, 1996, the Fund paid AIM Distributors $48,298 as compensation under the Plan. Certain officers and directors of the Company are officers of AIM, AFS and AIM Distributors.
  AIM Distributors received commissions of $14,794 from sales of shares of the Fund's capital stock during the six months ended September 30, 1996. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of capital stock.
  During the six months ended September 30, 1996, the Fund paid legal fees of $871 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Directors. A member of that firm is a director of the Company.

NOTE 3-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold during the six months ended September 30, 1996 were $2,535,600 and $3,193,583, respectively. The amount of unrealized appreciation (depreciation) of investment securities as of September 30, 1996 is as follows:

Aggregate unrealized appreciation of investment securities                    $1,711,862
----------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                      (3,242)
----------------------------------------------------------------------------------------
Net unrealized appreciation of investment securities                          $1,708,620
========================================================================================

Investments have the same cost for tax and financial statement purposes.

           Financials

NOTE 5-CAPITAL STOCK

Changes in capital stock outstanding for the six months ended September 30, 1996 and the year ended March 31, 1996 were as follows:

                                                                         SEPTEMBER 30, 1996            MARCH 31, 1996
                                                                       -----------------------    -------------------------
                                                                        SHARES       AMOUNT         SHARES        AMOUNT
                                                                       --------    -----------    ----------    -----------
Sold                                                                    228,562    $ 2,459,907       555,351    $ 6,036,362
----------------------------------------------------------------------------------------------    -------------------------
Issued as reinvestment of dividends                                      58,388        628,510       116,353      1,264,613
----------------------------------------------------------------------------------------------    -------------------------
Reacquired                                                             (410,683)    (4,414,108)     (603,962)    (6,571,790)
----------------------------------------------------------------------------------------------    -------------------------
                                                                       (123,733)   $(1,325,691)       67,742    $   729,185
==============================================================================================    =========================

NOTE 6-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of capital stock outstanding during the six months ended September 30, 1996, each of the years in the two-year period ended March 31, 1996, the three months ended March 31, 1994, each of the years in the four-year period ended December 31, 1993 and the period October 3, 1989 (date operations commenced) through December 31, 1989.

                                                                                    MARCH 31,                          DECEMBER 31,
                                                SEPTEMBER 30,       ---------------------------------------------      ------------
                                                    1996               1996             1995              1994             1993
                                                -------------       ----------       ----------        ----------      ------------
Net asset value, beginning of period            $    10.81          $    10.71       $    10.69        $    11.29        $    10.65
---------------------------------------------   ----------          ----------       ----------        ----------        ----------
Income from investment operations:
    Net investment income                             0.28                0.56             0.56              0.15              0.60
---------------------------------------------   ----------          ----------       ----------        ----------        ----------
    Net gains (losses) on securities (both
      realized and unrealized)                       (0.01)               0.10             0.04             (0.61)             0.65
---------------------------------------------   ----------          ----------       ----------        ----------        ----------
        Total from investment operations              0.27                0.66             0.60             (0.46)             1.25
---------------------------------------------   ----------          ----------       ----------        ----------        ----------
Less distributions:
    Dividends from net investment income             (0.28)              (0.56)           (0.57)            (0.14)            (0.60)
---------------------------------------------   ----------          ----------       ----------        ----------        ----------
    Distributions from net realized capital
      gains                                             --                  --               --                --             (0.01)
---------------------------------------------   ----------          ----------       ----------        ----------        ----------
    Returns of capital                                  --                  --            (0.01)               --                --
---------------------------------------------   ----------          ----------       ----------        ----------        ----------
        Total distributions                          (0.28)              (0.56)           (0.58)            (0.14)            (0.61)
---------------------------------------------   ----------          ----------       ----------        ----------        ----------
Net asset value, end of period                  $    10.80          $    10.81       $    10.71        $    10.69        $    11.29
=============================================   ==========          ==========       ==========        ==========        ==========
Total return(b)                                       2.50%               6.24%            5.78%            (4.06)%           11.99%
=============================================   ==========          ==========       ==========        ==========        ==========
Ratio/supplemental data:
Net assets, end of period (000s omitted)        $   38,000          $   39,355       $   38,289        $   42,361        $   46,224
=============================================   ==========          ==========       ==========        ==========        ==========
Ratio of expenses to average net assets(c)            0.70%(d)            0.66%            0.55%             0.50%(e)          0.34%
=============================================   ==========          ==========       ==========        ==========        ==========
Ratio of net investment income to average net
  assets(c)                                           5.21%(d)            5.16%            5.37%             5.32%(e)          5.42%
=============================================   ==========          ==========       ==========        ==========        ==========
Portfolio turnover rate                                  7%                 17%               7%                2%                5%
=============================================   ==========          ==========       ==========        ==========        ==========

                                                                             DECEMBER 31,
                                                -----------------------------------------------------------------
                                                   1992(a)             1991             1990              1989
                                                -------------       ----------       ----------        ----------
Net asset value, beginning of period            $    10.52          $    10.07       $    10.19        $    10.00
---------------------------------------------   ----------          ----------       ----------        ----------
Income from investment operations:
    Net investment income                             0.66                0.69             0.67              0.14
---------------------------------------------   ----------          ----------       ----------        ----------
    Net gains (losses) on securities (both
      realized and unrealized)                        0.17                0.50            (0.10)             0.16
---------------------------------------------   ----------          ----------       ----------        ----------
        Total from investment operations              0.83                1.19             0.57              0.30
---------------------------------------------   ----------          ----------       ----------        ----------
Less distributions:
    Dividends from net investment income             (0.66)              (0.69)           (0.69)            (0.11)
---------------------------------------------   ----------          ----------       ----------        ----------
    Distributions from net realized capital
      gains                                          (0.04)              (0.05)              --                --
---------------------------------------------   ----------          ----------       ----------        ----------
    Returns of capital                                  --                  --               --                --
---------------------------------------------   ----------          ----------       ----------        ----------
        Total distributions                          (0.70)              (0.74)           (0.69)            (0.11)
---------------------------------------------   ----------          ----------       ----------        ----------
Net asset value, end of period                  $    10.65          $    10.52       $    10.07        $    10.19
=============================================   ==========          ==========       ==========        ==========
Total return(b)                                       8.22%              12.23%            5.88%             3.06%
=============================================   ==========          ==========       ==========        ==========
Ratio/supplemental data:
Net assets, end of period (000s omitted)        $   33,110          $   27,298       $   16,685        $    6,556
=============================================   ==========          ==========       ==========        ==========
Ratio of expenses to average net assets(c)            0.25%               0.25%            0.25%             0.25%(e)
=============================================   ==========          ==========       ==========        ==========
Ratio of net investment income to average net
  assets(c)                                           6.25%               6.73%            6.82%             6.21%(e)
=============================================   ==========          ==========       ==========        ==========
Portfolio turnover rate                                 43%                 43%              57%               63%
=============================================   ==========          ==========       ==========        ==========

(a) The Fund changed investment advisors on June 30, 1992.
(b) Does not deduct sales charges and for periods less than one year, total returns are not annualized.
(c) After waiver of advisory fees and expense reimbursements. Ratios of expenses to average net assets prior to waiver of advisory fees and expense reimbursements are 1.09% (annualized), 1.16%, 1.13%, 1.23% (annualized), 1.30%, 1.12%, 1.26%, 1.33%, and 1.99% (annualized) for the six months ended September 30, 1996 and the period 1996-89, respectively. Ratios of net investment income to average net assets prior to waiver of advisory fees and expense reimbursements are 4.81% (annualized), 4.66%, 4.79%, 4.59% (annualized), 4.45%, 5.38%, 5.72%, 5.74%, and 4.48% (annualized) for the six months ended September 30, 1996 and the period 1996-89, respectively.
(d) Ratios are annualized and based on average daily net assets of $38,532,632.
(e) Annualized.

NOTE 7-SUBSEQUENT EVENT

On November 4, 1996, A I M Management Group Inc. ("AIM Management") and INVESCO PLC announced the execution of an Agreement and Plan of Merger pursuant to which AIM Management will be merged with and into a direct wholly-owned subsidiary of INVESCO PLC. AIM Management is the parent company of the Fund's advisor. The merger is conditional on, among other things, approval by the shareholders of INVESCO PLC and AIM Management and the shareholders of the AIM Funds and the mutual funds managed by INVESCO PLC, and is expected to take place during the first quarter of 1997.

                                                                    Management's
                                                           Discussion & Analysis

BOARD OF DIRECTORS                            OFFICERS                                       OFFICE OF THE FUND

Charles T. Bauer                              Charles T. Bauer                               11 Greenway Plaza
Chairman and Chief Executive Officer          Chairman                                       Suite 1919
A I M Management Group Inc.                                                                  Houston, TX 77046-1173
                                              Robert H. Graham
Bruce L. Crockett                             President                                      INVESTMENT ADVISOR
Formerly Director, President,
and Chief Executive Officer                   John J. Arthur                                 A I M Advisors, Inc.
COMSAT Corporation                            Senior Vice President and Treasurer            11 Greenway Plaza
                                                                                             Suite 1919
Owen Daly II                                  Gary T. Crum                                   Houston, TX 77046-1173
Director                                      Senior Vice President
Cortland Trust Inc.                                                                          TRANSFER AGENT
                                              Carol F. Relihan
Carl Frischling                               Senior Vice President and Secretary            A I M Fund Services, Inc.
Partner                                                                                      P.O. Box 4739
Kramer, Levin, Naftalis & Frankel             Dana R. Sutton                                 Houston, TX 77210-4739
                                              Vice President
Robert H. Graham                              and Assistant Treasurer                        CUSTODIAN
President and Chief Operating Officer
A I M Management Group Inc.                   Stuart W. Coco                                 The Bank of New York
                                              Vice President                                 110 Washington Street
John F. Kroeger                                                                              New York, NY 10286
Formerly Consultant                           Melville B. Cox
Wendell & Stockel Associates, Inc.            Vice President                                 COUNSEL TO THE FUND

Lewis F. Pennock                              Karen Dunn Kelley                              Ballard Spahr
Attorney                                      Vice President                                 Andrews & Ingersoll
                                                                                             1735 Market Street
Ian W. Robinson                               P. Michelle Grace                              Philadelphia, PA 19103
Consultant; Former Executive                  Assistant Secretary
Vice President and                                                                           COUNSEL TO THE DIRECTORS
Chief Financial Officer                       David L. Kite
Bell Atlantic Management                      Assistant Secretary                            Kramer, Levin, Naftalis & Frankel
Services, Inc.                                                                               919 Third Avenue
                                              Nancy L. Martin                                New York, NY 10022
Louis S. Sklar                                Assistant Secretary
Executive Vice President                                                                     DISTRIBUTOR
Hines Interests                               Ofelia M. Mayo
Limited Partnership                           Assistant Secretary                            A I M Distributors, Inc.
                                                                                             11 Greenway Plaza
                                              Kathleen J. Pflueger                           Suite 1919
                                              Assistant Secretary                            Houston, TX 77046-1173

                                              Samuel D. Sirko
                                              Assistant Secretary

                                              Stephen I. Winer
                                              Assistant Secretary

[PHOTO OF ELEVEN GREENWAY PLAZA                                  THE AIM FAMILY OF FUNDS--Registered Trademark--
APPEARS HERE]
                                                                 AGGRESSIVE GROWTH
                                                                 AIM Aggressive Growth Fund*
                                                                 AIM Capital Development Fund
                                                                 AIM Constellation Fund
                                                                 AIM Global Aggressive Growth Fund

                                                                 GROWTH
                                                                 AIM Blue Chip Fund
                                                                 AIM Global Growth Fund
                                                                 AIM Growth Fund
                                                                 AIM International Equity Fund
                                                                 AIM Value Fund
                                                                 AIM Weingarten Fund

                                                                 GROWTH AND INCOME
                                                                 AIM Balanced Fund
                                                                 AIM Charter Fund

                                                                 INCOME AND GROWTH
                                                                 AIM Global Utilities Fund

                                                                 HIGH CURRENT INCOME
                                                                 AIM High Yield Fund

                                                                 CURRENT INCOME
                                                                 AIM Global Income Fund
                                                                 AIM Income Fund

                                                                 CURRENT TAX-FREE INCOME
                                                                 AIM Municipal Bond Fund
                                                                 AIM Tax-Exempt Bond Fund of CT
                                                                 AIM Tax-Free Intermediate Shares

                                                                 CURRENT INCOME AND HIGH DEGREE
                                                                   OF SAFETY
                                                                 AIM Intermediate Government Fund

                                                                 HIGH DEGREE OF SAFETY AND
                                                                   CURRENT INCOME
                                                                 AIM Limited Maturity Treasury Shares

                                                                 STABILITY, LIQUIDITY, AND
                                                                   CURRENT INCOME
                                                                 AIM Money Market Fund

                                                                 STABILITY, LIQUIDITY, AND
                                                                   CURRENT TAX-FREE INCOME
                                                                 AIM Tax-Exempt Cash Fund
A I M Management Group Inc. has provided leadership
in the mutual fund industry since 1976 and currently
manages approximately $59 billion in assets for more
than 3.5 million shareholders, including individual
investors, corporate clients, and financial                      *AIM Aggressive Growth Fund was closed to new investors
institutions. The AIM Family of Funds--Registered                on July 18, 1995. For more complete information about
Trademark--is distributed nationwide, and AIM ranks today        any AIM Fund(s), including sales charges and expenses,
among the nation's top 15 mutual fund companies in assets        ask your financial consultant or securities dealer for a
under Management, according to Lipper Analytical                 free prospectus(es). Please read the prospectus(es)
Services, Inc.                                                   carefully before you invest or send money.


[AIM LOGO APPEARS HERE]                                          ---------------
                                                                   BULK RATE
A I M Distributors, Inc.                                          U.S. POSTAGE
11 Greenway Plaza, Suite 1919                                         PAID
Houston, TX 77046                                                  HOUSTON, TX
                                                                 Permit No. 1919
                                                                 ---------------